Hartford Life Insurance Company Separate Account VL II:

333-88261	Hartford Select Leaders Last Survivor

Hartford Life and Annuity Insurance Company Separate Account VL II:

333-67373	Hartford Select Leaders Last Survivor

Supplement Dated July 26, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated July 26, 2007 to your Prospectus

Under the table entitled, “Investment Management Fees and Other Expenses,” the expense information for the following funds are deleted and replaced with the following:

Underlying Fund:	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Franklin Small-Mid Cap Growth Securities Fund - Class 2*	0.48%	0.25%	0.29%	0.01%	1.03%	0.01%	102	%(2)
Franklin Strategic Income Securities Fund - Class 1*	0.39%	N/A	0.24%	0.01%	0.64%	0.01%	0.63	%(3)

The footnotes remain the same as noted in your prospectus.

The section entitled either “Legal Matters” or “Legal Proceedings” in your prospectus is updated to add the following information:

On July 23, 2007, The Hartford Financial Services Group, Inc. (the “Company”) entered into an agreement (the “Agreement”) with the New York Attorney General’s Office, the Connecticut Attorney General’s Office, and the Illinois Attorney General’s Office to resolve (i) the previously disclosed investigation by the New York Attorney General’s Office of aspects of the Company’s variable annuity and mutual fund operations related to market timing; and (ii) investigations by the above referenced Attorneys General previously disclosed by the Company but unrelated to the Funds including the Company’s compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, compensation arrangements in connection with the administration of workers compensation plans and reporting of workers compensation premium, participation in finite reinsurance transactions, sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products.

Under the terms of the Agreement, the Company agreed to certain conduct remedies and will pay $115 million, of which $84 million represents restitution for market timing, $5 million represents restitution for issues relating to the compensation of brokers, and $26 million is a civil penalty.  In addition, the Securities and Exchange Commission staff has informed the Company that, in light of the Agreement, it has concluded its previously disclosed investigation into matters related to market timing without recommending any enforcement action.

This supplement should be retained with the prospectus for future reference.

HV-6149